ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:     October 1, 2000 - October 31, 2000


SETTLEMENT DATE:                    15-Nov-00

A.   SERIES INFORMATION

     Advanta Leasing Receivables Corp. IV and
     ADVANTA LEASING RECEIVABLES CORP. V
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1998-1

I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)   Beginning Aggregate Contract Principal Balance  ("ACPB"). ......                                   $ 112,675,470.37
                                                                                                               ----------------
     (b.)   Contract Principal Balance of all Collections
               allocable to Contracts ......................................                 $  7,482,568.56
                                                                                             ---------------
     (c.)   Contract Principal Balance of Charged-Off Contracts ............                 $    392,248.35
                                                                                             ---------------
     (d.)   Total decline in Principal Balance .............................                                   $   7,874,816.91
                                                                                                               ----------------


     (e.)   Ending Aggregate Contract Principal Balance of
            all Contracts as of this Settlement Date .......................                                   $ 104,800,653.46
                                                                                                               ----------------

            BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON
                 THE RELATED PAYMENT DATE
     (f.)   Class A Principal Balance as of this Settlement Date ...........                                   $  92,559,862.10
                                                                                                               ----------------
            (Class A Note Factor) .........................................     2794682
                                                                               --------
     (g1.)  Class A-1 Principal Balance .(Note Factor) ....................     0000000               -
                                                                               --------      ---------------
     (g2.)  Class A-2 Principal Balance . (Note Factor) ...................     1229466      $ 23,359,862.10
                                                                               --------      ---------------
     (g3.)  Class A-3 Principal Balance . (Note Factor) ...................     0000000      $ 23,300,000.00
                                                                               --------      ---------------
     (g4.)  Class A-4 Principal Balance . (Note Factor) ...................     0000000      $ 45,900,000.00
                                                                               --------      ---------------
     (h.)   Class B Principal Balance as of this Settlement Date ...........                                   $   2,715,780.72
                                                                                                               ----------------
            (Class B Note Factor)                                               1434038
                                                                               --------

     (i.)   Class C Principal Balance as of this Settlement Date ...........                                   $         -
                                                                                                               ---------------
            (Class C Note Factor)                                               0000000
                                                                               --------
     (l.)   Class D Principal Balance as of this Settlement Date ...........                                   $   9,525,010.64
                                                                                                               ----------------
            (Class D Note Factor)                                               6349878
                                                                               --------

II.  COMPLIANCE RATIOS

     (a.)   Aggregate Contract Balance Remaining
            ("CBR") of all Contracts as of the related Calculation
              Date .........................................................                                   $ 111,976,011.82
                                                                                                               ----------------
     (b1.)  % of CBR 31 days or more delinquent as of the
                 related Calculation Date ..................................                                               5.09%
                                                                                                               ----------------
     (b2.)  Preceeding Month %:        Sep-00 ..............................                                               6.70%
                                       ------                                                                  ----------------
     (b3.)  2nd Preceeding Month %:    Aug-00 ..............................                                               6.48%
                                       ------                                                                  ----------------
     (b4.)  Three month rolling average % of CBR 31 days or more
            delinquent .....................................................                                               6.09%
                                                                                                               ----------------
     (c.)   Does the three month rolling average % of CBR which are
               31 days or more delinquent exceed 10.5% ? . Y or N. .........                                                 NO
                                                                                                               ----------------
            (Amortization Period Only)

     (d)    Cumulative Net Loss Percentage as of the related
                 Collection Period .........................................                                              2.83%
                                                                                                               ----------------
            [*The Cumulative Net Loss Percentage includes an adjustment of
                 $27,141.33 for  prior periods under allocation of
                 Recoveries.]

            Does the Cumulative Net Loss Percentage exceed
     (d1.)  4.0 % from the Beginning Period to and including 12th
               Collection Period ?  Y or N .................................                                                N/A
                                                                                                               ----------------
     (d2.)  5.5 % from 13th Collection Period to and including 24th
                Collection Period ? Y or N .................................                                                 NO
                                                                                                               ----------------
     (d3.)  7.0 % from 25th Collection Period and thereafter?
               Y or N ......................................................                                               N/A
                                                                                                               ----------------
            (If Yes to e1 or e2 or e3, then a Residual Event occurs)

     (e1.)  Residual Realization for the related Collection
                 Period  > 100% (YES/NO) ...................................                                                YES
                                                                                                               ----------------
     (e2.)  Preceeding Month:          Sep-00 > 100% (YES/NO) ..............                                                YES
                                       ------                                                                  ----------------
     (e3.)  2nd Preceeding Month:      Aug-00 > 100% (YES/NO) ..............                                                YES
                                       ------                                                                  ----------------
     (e4.)  Three month rolling average Residual
               Realization Ratio  > 100% (YES/NO) ..........................                                                YES
                                                                                                               ----------------
            (If less than 100%, then a Residual Event Occurs)


III. FLOW OF FUNDS
               The amount of available funds on deposit in the Series
                  1998-1 Facility Account ..................................                                   $   9,638,565.54
                                                                                                               ----------------

(1)  On the Payment Date which is also the Amortization
           Date and each Payment Date thereafter

     (a.)   To the Servicer, Unrecoverable Servicer Advances ...............                                         326,835.20
                                                                                                               ----------------
     (b.)   To the Servicer, if ABS is not the Servicer, Servicing Fee
              and Ancillary Servicing Income, if any .......................
                                                                                                               ----------------
            To Series 1998-1 Noteholders:
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
     (c.)   To Class A, the total Class A Note Interest and Class
               A Overdue Interest for the related period. ..................                                   $     490,903.07
                                                                                                               ----------------
                        Interest on Class A-1 Notes. .......................                 $        -
                                                                                             ---------------
                        Interest on Class A-2 Notes. .......................                 $    147,027.24
                                                                                             ---------------
                        Interest on Class A-3 Notes. .......................                 $    115,140.83
                                                                                             ---------------
                        Interest on Class A-4 Notes. .......................                 $    228,735.00
                                                                                             ---------------
     (d.)   Interest on Class B Notes for the related period. ..............                                   $      18,480.79
                                                                                                               ----------------
     (e.)   Interest on Class C Notes for the related period. ..............                                   $         -
                                                                                                               ----------------
     (f.)   To Series 1998-1 Noteholders:
            To Class A, the total Principal Payment and Class A
             Overdue Principal, if any .....................................                                       6,955,032.66
                                                                                                               ----------------
                    Principal Payment to Class A-1 Noteholders. ............                          N/A
                                                                                             ---------------
                        Principal Payment to Class A-2 Noteholders .........                 $  6,955,032.66
                                                                                             ---------------
                        Principal Payment to Class A-3 Noteholders .........                          N/A
                                                                                             ---------------
                        Principal Payment to Class A-4 Noteholders .........                          N/A
                                                                                             ---------------
            To Class B for Principal Payment and Overdue Principal, if any .                                         919,784.25
                                                                                                               ----------------
            To Class C for Principal Payment and Overdue Principal, if any .                                             -
                                                                                                               ----------------
     (g)    Overdue Principal (included in the Principal
               Payments per above, if any):

            To Class A, total for Overdue Principal ........................                          N/A
                              Overdue Principal to Class A-1 ...............      N/A
                                                                               --------      ---------------
                              Overdue Principal to Class A-2 ...............      N/A
                                                                               --------
                              Overdue Principal to Class A-3 ...............      N/A
                                                                               --------
                              Overdue Principal to Class A-4 ...............      N/A
                                                                               --------
            To Class B for Overdue Principal ...............................                          N/A
                                                                                             ---------------
            To Class C for Overdue Principal ...............................                          N/A
                                                                                             ---------------
     (h1.)  Until the Reserve Account Funding Date:
            To the Reserve Account, the amount equal to the
              Servicing Fee otherwise payable to ABS .......................                                             N/A
                                                                                                               ----------------
     (h2.)  After the Reserve Account Funding Date:
            To the Servicer, ABS, the Servicing Fee plus
              Ancillary Servicing Income, if any  . ........................                                          93,896.23
                                                                                                               ----------------
     (i.)   To the Reserve Account, the amount needed to increase the
               amount on deposit in the Reserve Account to
               the Required Reserve Amount for such Payment Date ...........                                             N/A
                                                                                                               ----------------
     (j.)   Upon the occurrence of a Residual Event the lesser of:
     (j1.)  (A) the Available Funds remaining on deposit in the
                  Facility Account and .....................................                          N/A
                                                                                             ---------------
     (j2.)  (B) the aggregate amount of Residual Receipts included in
                 Available Funds ...........................................                          N/A
                                                                                             ---------------
     (j3.)  To be deposited to the Residual Account ........................                                             N/A
                                                                                                               ----------------

     (k.)   To Class D Noteholders for Principal Payment ...................                                             -
                                                                                                               ----------------
     (l.)   To Class D Noteholders for Overdue Principal, if any ...........                                             N/A
                                                                                                               ----------------
            (3)  To ABS, the Servicing Fee previously due, but deposited
                  to the Reserve Account ...................................                                   $         -
                                                                                                               ----------------
            (4)  To the Trustee to Fund the Servicer Conversion Expense
                  Account ..................................................
                                                                                                               ----------------
            (5)  To the Series Obligors, as holders of the Residual
                   Interest, any Available Funds remaining on deposit
                 in the Facility Account ...................................                                   $     833,633.34
                                                                                                               ----------------
IV.  SERVICER ADVANCES

     (a.)      Aggregate amount of Servicer Advances at the beginning of
                  the related Collection Period ............................                                       2,120,534.53
                                                                                                               ----------------
     (b.)      Servicer Advances reimbursed during the related Collection
               Period ......................................................                                          80,991.19
                                                                                                               ----------------
     (c.)      Amount of unreimbursed Servicer Advances to be reimbursed on
               the Settlement Date. ........................................                                         326,835.20
                                                                                                               ----------------
     (d.)      Servicer Advances made during the related Collection Period                                               -
                                                                                                               ----------------
     (e.)      Aggregate amount of Servicer Advances at the end of the
                  Collection Period ........................................                                   $   1,712,708.14
                                                                                                               ----------------
V.   RESERVE ACCOUNT
     (a.)      Amount on deposit at the beginning of the related Collection
                 Period ....................................................                                   $   3,600,000.00
                                                                                                               ----------------
     (b.)      Amounts used to cover shortfalls, if any,  for the related
                  Collection Period ........................................                                   $         -
                                                                                                               ----------------
     (d.)      Interest earned on Reserve Balance . ........................                                   $      19,387.52
                                                                                                               ----------------
     (e.)      Reserve Account Ending Balance before calculating
                  Required Reserve Amount ..................................                                   $   3,619,387.52
                                                                                                               ----------------
     (f.)      Required Reserve Amount needed as of the related Collection
                 Period ....................................................                                   $   3,600,000.00
                                                                                                               ----------------
     (g1.)     If (f) is greater than (e), then amount of shortfall ........                                               0.00
                                                                                                               ----------------
     (g2.)     If (e) is greater than (f), then excess amount to be
                transferred to the Series Obligors . .......................                                          19,387.52
                                                                                                               ----------------
     (h.)      Amounts on deposit as of this Settlement Date (e minus g2) ..                                   $   3,600,000.00
                                                                                                               ----------------


VI.  RESIDUAL ACCOUNT
     (a.)      Amount on deposit at the beginning of the related
                 Collection Period .........................................                                               0.00
                                                                                                               ----------------
     (b.)      Amounts transferred from the Facility Account ...............                                               0.00
                                                                                                               ----------------
     (c.)      Amounts used to cover shortfalls for the related
                Collection Period ..........................................                                               0.00
                                                                                                               ----------------
     (d.)      Amount on deposit as of this Settlement Date ................                                               0.00
                                                                                                               ----------------
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
VII. ADDITIONAL PROPERTY FUNDING ACCOUNT
     (a.)      Amount on deposit at the beginning of the related
                 Collection Period .........................................                                               0.00
                                                                                                               ----------------
     (b.)      Amounts transferred from the Facility Account ...............                                               0.00
                                                                                                               ----------------
     (c.)      Amounts transferred to the Series Obligors. .................                                               0.00
                                                                                                               ----------------
     (d.)      Amount on deposit as of this Settlement Date ................                                               0.00
                                                                                                               ----------------

VIII.ADVANCE PAYMENTS
     (a.)      Beginning aggregate Advance Payments ........................                                   $   1,646,308.43
                                                                                                               ----------------
     (b.)      Amount of Advance Payments collected during the related
                Collection Period ..........................................                                   $   1,451,902.38
                                                                                                               ----------------
     (c.)      Investment earnings for the related Collection Period .......                                   $      10,921.60
                                                                                                               ----------------
     (d.)      Amount of Advance Payments withdrawn for deposit into
                  Facility Account .........................................                                   $   1,166,017.47
                                                                                                               ----------------
     (e.)      Ending aggregate Advance Payments ...........................                                   $   1,943,114.94
                                                                                                               ----------------



     ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

     BY:       /s/ John Paris

     TITLE:    SR VP ___________________

     DATE:     11/10/00




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